UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 3, 2006


                           Family Dollar Stores, Inc.
               (Exact name of registrant as specified in charter)


          Delaware                       1-6807                  56-0942963

(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


P.O. Box 1017, 10401 Monroe Road
Charlotte, North Carolina                                        28201-1017

(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (704) 847-6961


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 6, 2006, Family Dollar Stores, Inc. issued a news release which reported sales for the five weeks ended April 1, 2006.

A copy of the news release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 8.01. Other Events.

The Commentary to Section 303A.03 of the New York Stock Exchange ("NYSE") Listed Company Manual (the "Manual") requires each listed company to hold regular executive sessions of non-management directors. The Manual further provides that, if one director is chosen to preside at such meetings, the company should disclose in its annual proxy statement the name of the non-management director chosen to preside at such meetings or, alternatively, the procedure by which a presiding director is chosen for each executive session.

In the annual proxy statement of Family Dollar Stores, Inc. (the "Company"), filed on November 30, 2005 in connection with the Annual Meeting of Shareholders held on January 19, 2006, the Company disclosed that non-management director Mark R. Bernstein serves as the Company's Lead Director. As stated in the Company's Corporate Governance Guidelines, which are available on the Company's website at www.familydollar.com under the "Investors-Corporate Governance" tab:
"The Lead Director will preside over the non-management and independent Board meetings and shall serve as a contact for interested parties to express opinions and concerns to the non-management Directors."

On April 3, 2006, the NYSE informally notified the Company that, although the Company disclosed that Mr. Bernstein serves as the Company's Lead Director and that it makes available the Company's Corporate Governance Guidelines on the Company's website, the Company did not explicitly state in its most recent annual proxy statement that the Lead Director presides over executive sessions of the non-management members of the Company's Board of Directors and requested that the Company make such disclosure through this filing on Form 8-K. Thus, non-management director Mark R. Bernstein, the Lead Director of the Company, presides over the non-management and independent Board meetings.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits
     --------

99 - News Release dated April 6, 2006


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               FAMILY DOLLAR STORES, INC.
                                       -----------------------------------------
                                                       (Registrant)


Date: April 6, 2006                    By: /s/ Janet G.  Kelley
                                           -------------------------------------
                                           Janet G. Kelley
                                           Senior Vice President-General Counsel


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


Exhibit Index
-------------

     Exhibit No.                   Document Description
     -----------                   --------------------
         99                        News Release dated April 6, 2006


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